Statement of Additional Information (SAI) Supplement — November 4, 2011*

For the SAI dated April 29, 2011 for the following funds:

Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

The above-referenced funds are each a “fund” and collectively the “funds.”

The fee schedules in Table 10. Investment Management Services Agreement Fee Schedule for the above mentioned funds has been superseded and replaced with the following:

	Assets		Annual rate at each
Fund	(billions)		asset level
Columbia Variable Portfolio — Large Cap Growth Fund	First $	0.5	0.710%
	Next $	0.5	0.665%
	Next $	0.5	0.620%
	Next $	1.5	0.570%
	Next $	3.0	0.560%
	Over $	6.0	0.540%
Columbia Variable Portfolio — Select Smaller — Cap Value Fund	First $	0.5	0.790%
	Next $	0.5	0.745%
	Over $	1.0	0.700%

The rest of this section remains the same.

S-6466-167 A (11/11)

*	Valid until next update